Exhibit 10.3

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this "Amendment") is entered into as of May 11, 2015, by and among MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation ("Modern") and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation ("MS", and collectively with Modern, "Borrowers", and each individually, a "Borrower"), and COMERICA BANK ("Bank").

RECITALS

Borrowers and Bank are parties to that Loan and Security Agreement dated March 24, 2014, as it may be amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, and that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015 (as amended, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.           Exhibit A of the Agreement is amended by amending and restating the following defined terms to read in their entireties as follows:

"'Non-Formula Revolving Line Maturity Date' means June 30, 2016."

"'Revolving Line Maturity Date' means June 30, 2016."

2.           Subparagraph (d) of the definition of "Eligible Accounts" in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

"(d) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts ("Concentration Limit"), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank; provided, however, the Concentration Limit for (i) IBM Corporation, (ii) Jetro, (iii) Xerox, (iv) New York Times, (v) King Country, (vi) Dell, (vii) Fujitsu, and (viii) Idaho State Controller's Office shall be one hundred percent (100%);"

3.           New Section 6.7(b) is added to the Agreement to read in its entirety as follows:

"(b) New Equity Event. On or before December 31, 2015, Borrower shall provide, or cause to be provided, to Bank evidence that Borrower received cash proceeds from the issuance of new equity, on terms and from investors satisfactory to Bank, of not less than Two Million Five Hundred Thousand Dollars ($2,500,000)."

4.           Exhibit E of the Agreement is replaced with Exhibit E attached to this Amendment.

5.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

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6.           Borrowers waive, discharge, and forever release Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrowers have or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrowers or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank's administration of the Obligations or otherwise.

7.           Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)         this Amendment, executed by Borrowers;

(b)         an Affirmation of Guaranties, executed by Columbia Pacific Opportunity Fund, L.P. and Prescott Group Aggressive Small Cap Master Fund;

(c)         Corporation Resolutions and Incumbency Certifications: Authority to Procure Loans, executed by Borrowers; and

(d)         all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers' accounts.

9.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Borrowers and Bank have executed and delivered this Fourth Amendment to Loan and Security Agreement as of the date first set forth above.

MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc.

By:	/s/ Rick Rinaldo
Printed Name:	Rick Rinaldo
Title:	CFO

MS MODERNIZATION SERVICES, INC., a
Texas corporation, formerly known as Sophisticated
Business Systems, Inc., successor by merger to BP-
AT Acquisition LLC, formerly known as BP-AT
Acquisition Corporation

By:	/s/ Rick Rinaldo
Printed Name:	Rick Rinaldo
Title:	CFO

COMERICA BANK

By:
Printed Name:
Title:

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IN WITNESS WHEREOF, Borrowers and Bank have executed and delivered this Fourth Amendment to Loan and Security Agreement as of the date first set forth above.

MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc.

By:
Printed Name:
Title:

MS MODERNIZATION SERVICES, INC., a
Texas corporation, formerly known as Sophisticated
Business Systems, Inc., successor by merger to BP-
AT Acquisition LLC, formerly known as BP-AT
Acquisition Corporation

By:
Printed Name:
Title:

COMERICA BANK

By:	/s/ Michael Fishback
Printed Name:	Michael Fishback
Title:	Vice President

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EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue 3rd. Floor, MC 4240 Palo Alto CA 94301 Phone: (650) 462-6060 Fax: (650) 462-6061

FROM: Modern Systems Corporation and MS Modernization Services, Inc.

The undersigned authorized Officer of Modern Systems Corporation and MS Modernization Services, Inc. (individually and collectively, "Borrower"), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending                            , 201     with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification ("Supporting Documents"). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" or "Applicable" column,

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S for Parent	Annually, within 150 days of FYE	YES	NO
Company Prepare Annual Consolidating F/S for Parent	Annually, within 150 days of FYE (commencing 2014 FY)	YES	NO
Company Prepared Annual F/S	Annually, within 150 days of EYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan	Annually, on or before 1/31	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower's cash and investments	Amount: $	YES	NO
Total amount of Borrower's cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE

Legal Action > $250,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $250,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $250,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements >$250,000 (Sect. 8.6)	Notify promptly upon notice	YES	NO
Judgments/Settlements > $250,000 (Sect. 8.8)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Bank Debt Liquidity Ratio (tested monthly commencing on the Revolving Line Increase Effective Date)	1.10:1.00	:1.00	YES	NO
New Equity	See Sec. 6.7(b)	$	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$250,000	$	YES	NO
Permitted Investments for stock repurchase	<$250,000	$	YES	NO
Permitted Investments for subsidiaries	<$250,000	$	YES	NO
Permitted Investments for employee loans	<$250,000	$	YES	NO
Permitted Investments for joint ventures	<$250,000	$	YES	NO
Permitted Liens for equipment leases	<$250,000	$	YES	NO
Permitted Transfers	<$250,000	$	YES	NO

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Please Enter Below Comments Regarding Violations:

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no Credit Extensions will be made.

Very truly yours,

MODERN SYSTEMS CORPORATION, for itself and on behalf of MS Modernization Services, Inc.

Authorized Signer

Name

Title

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